SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 9, 1999

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                  033-99514                41-1810301
(State of Incorporation)   (Commission File Number)     (IRS Employer
                                                         Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

                 Ex. 20a    Series 1996-1 August Certificateholders' Statement

                 Ex. 20b    Series 1997-1 August Certificateholders' Statement

                 Ex. 20c    Series 1997-2 August Certificateholders' Statement

                 Ex. 20d    Series 1998-2 August Securityholder's  Statement

                 Ex. 20e    Series 1998-3 August Securityholder's Statement

                 Ex. 20f    Series 1999-1 August Securityholder's Statement


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS RECEIVABLES, INC.



                                  By  /s/ Paul T. Runice
                                       Paul T. Runice
                                       Senior Vice President and Treasurer




Dated:  September 9, 1999